SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.            CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 22, 2008, Young Innovations, Inc. (the “Company”) retained Crowe Chizek and Company LLC as its independent registered public accounting firm. Crowe Chizek and Company LLC replaces KPMG LLP, the Company’s previous principal auditor, which was dismissed on May 19, 2008. The decision to change independent registered accounting firms was made by the Company’s Audit Committee of the Board of Directors.

The decision to dismiss KPMG LLP was based primarily on the fact that the Audit Committee and senior management believed Crowe Chizek and Company LLC will be better suited to service the Company’s needs.

The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for each of the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through May 19, 2008, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to KPMG LLP’s satisfaction, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements. Also during this period, there have been no “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through the date of the Company’s appointment of Crowe Chizek and Company LLC on May 22, 2008, neither the Company nor anyone on its behalf consulted with Crowe Chizek and Company LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided KPMG LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of the letter from KPMG LLP is attached hereto as Exhibit 16.1.

ITEM 8.01	OTHER EVENTS.

The Company entered into a Rule 10b5-1 stock repurchase plan (the “Plan”) on May 23, 2008 with Robert W. Baird & Co. Incorporated (“Baird”). Pursuant to the Plan, Baird may repurchase up to 200,000 shares of the Company’s common stock under the Company’s previously announced stock repurchase program. Repurchases under the Plan may take place between May 23, 2008 and July 31, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter from KPMG LLP, dated May 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Arthur L. Herbst, Jr.
Arthur L. Herbst, Jr.
President and Chief Financial Officer

Dated: May 23, 2008